UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2016
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 21, 2016, Celanese Corporation (the "Company") issued a press release reporting the financial results for its fourth quarter and year ending December 31, 2015. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure. Each non-US GAAP financial measure used in the press release is reconciled to the most comparable US GAAP financial measure in Exhibit 99.2, which includes other supplemental information of interest to investors, analysts and other parties and which is incorporated herein solely for purposes of this Item 2.02 disclosure.
Item 7.01 Regulation FD Disclosure
On January 22, 2016, Mark C. Rohr, Chairman and Chief Executive Officer of the Company, and Christopher W. Jensen, Senior Vice President, Finance and Chief Financial Officer of the Company, will make a presentation to investors and analysts via a webcast hosted by the Company at 10:00 a.m. ET (9:00 a.m. CT). The webcast, press release, prepared remarks from Mark Rohr and Chris Jensen and a slide presentation may be accessed on our website at www.celanese.com under Investor Events & Presentations. A copy of the slide presentation and a copy of the prepared remarks posted for the webcast are attached to this Current Report as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein solely for purposes of this Item 7.01 disclosure.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number
Description

99.1	Press Release dated January 21, 2016*

99.2	Non-US GAAP Financial Measures and Supplemental Information dated January 21, 2016*

99.3	Slide Presentation dated January 21, 2016*

99.4	Prepared Remarks from M. Rohr and C. Jensen dated January 21, 2016*
*In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ JAMES R. PEACOCK III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	January 21, 2016
INDEX TO EXHIBITS

Exhibit Number
Description

99.1	Press Release dated January 21, 2016*

99.2	Non-US GAAP Financial Measures and Supplemental Information dated January 21, 2016*

99.3	Slide Presentation dated January 21, 2016*

99.4	Prepared Remarks from M. Rohr and C. Jensen dated January 21, 2016*
* In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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